SUB-ITEM 77Q1(a)

                                 AMENDMENT NO. 1
                                     TO THE
                         AMENDED AND RESTATED AGREEMENT
                            AND DECLARATION OF TRUST
                                       OF
                                AIM GROWTH SERIES

     This Amendment No. 1 ("Amendment") to the Amended and Restated Agreement and Declaration of Trust of AIM Growth Series amends, effective as of October __, 2005, the Amended and Restated Agreement and Declaration of Trust of AIM Growth Series (the "Trust") dated as of September 14, 2005 (the "Agreement").

     Under Section 9.7 of the Agreement, a duly authorized officer of the Trust may execute this Amendment.

     WHEREAS, the Trust desires to amend the Agreement to add Investor Class Shares to AIM Small Cap Growth Fund;

     NOW, THEREFORE, the Agreement is hereby amended as follows:

     1. Schedule A of the Agreement is amended and restated to read in its entirety as set forth on Exhibit 1 to the Amendment.

     2. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

     3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

     IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of October 27, 2005.


                                        By: /s/ Robert H. Graham
                                            ------------------------------------
                                        Name: Robert H. Graham
                                        Title: President

                          Exhibit 1 TO AMENDMENT No. 1
                                       TO
                              AMENDED AND RESTATED
                       AGREEMENT AND DECLARATION OF TRUST
                              OF AIM GROWTH SERIES

                                   "SCHEDULE A
                                AIM GROWTH SERIES
                         PORTFOLIOS AND CLASSES THEREOF

                 PORTFOLIO                     CLASSES OF EACH PORTFOLIO
                 ---------                    --------------------------
AIM Basic Value Fund                          Class A Shares
                                              Class B Shares
                                              Class C Shares
                                              Class R Shares
                                              Institutional Class Shares

AIM Conservative Allocation Fund              Class A Shares
                                              Class B Shares
                                              Class C Shares
                                              Class R Shares
                                              Institutional Class Shares

AIM Global Equity Fund                        Class A Shares
                                              Class B Shares
                                              Class C Shares
                                              Class R Shares
                                              Institutional Class Shares

AIM Growth Allocation Fund                    Class A Shares
                                              Class B Shares
                                              Class C Shares
                                              Class R Shares
                                              Institutional Class Shares

AIM Income Allocation Fund                    Class A Shares
                                              Class B Shares
                                              Class C Shares
                                              Class R Shares
                                              Institutional Class Shares

AIM International Allocation Fund             Class A Shares
                                              Class B Shares
                                              Class C Shares
                                              Class R Shares
                                              Institutional Class Shares

                 PORTFOLIO                     CLASSES OF EACH PORTFOLIO
                 ---------                    --------------------------
AIM Mid Cap Core Equity Fund                  Class A Shares
                                              Class B Shares
                                              Class C Shares
                                              Class R Shares
                                              Institutional Class Shares

AIM Moderate Allocation Fund                  Class A Shares
                                              Class B Shares
                                              Class C Shares
                                              Class R Shares
                                              Institutional Class Shares

AIM Moderate Growth Allocation Fund           Class A Shares
                                              Class B Shares
                                              Class C Shares
                                              Class R Shares
                                              Institutional Class Shares

AIM Moderately Conservative Allocation Fund   Class A Shares
                                              Class B Shares
                                              Class C Shares
                                              Class R Shares
                                              Institutional Class Shares

AIM Small Cap Growth Fund                     Class A Shares
                                              Class B Shares
                                              Class C Shares
                                              Class R Shares
                                              Institutional Class Shares
                                              Investor Class Shares"